                                                                   Exhibit 10.5


                                   RESTATED
                          INVESTORS RIGHTS AGREEMENT


          THIS RESTATED INVESTORS RIGHTS AGREEMENT, dated as of May 16, 1997, amends and restates that certain Restated Investors Rights Agreement dated as of October 18, 1996 (this "Agreement") and is made by and among Restoration
                        ---------
Hardware, Inc., a California corporation (the "Company"), Thomas Christopher and
                                               -------
Stephen Gordon (collectively, the "Founders" and each a "Founder"), Mark
                                   --------              -------
Masinter, Joseph Harberg, Michael Beck, J. Eric Lawrence and K. Scott Johnson, the holders of warrants (the "Warrants") to purchase 18,815 shares of the
                              --------
Company's Common Stock (the "Warrantholders"), the holders of warrants (the
                             --------------
"Series D Warrants") to purchase 3,977 shares of Series D Preferred Stock (the
 -----------------
"Series D Warrantholders"), CJ Burgess Co., Inc., Vanessa Burgess, Robert Camp
 -----------------------
and Thomas Low (the "Common Holders") and those persons who may execute this
                     --------------
Agreement from time to time and whose names are thereupon listed on Schedule A hereto (each an "Investor" and collectively, the "Investors"). For purposes of
                 --------                         ---------
this Agreement, the terms Investor and Investors shall be deemed to include all assignees and successors thereof.

          Certain of the Investors (the "Series A Investors") purchased 376,345
                                         ------------------
shares of the Company's Series A Preferred Stock, no par value ("Series A
                                                                 --------
Preferred Stock"), pursuant to the terms of that certain Stock Purchase
---------------
Agreement dated as of June 10, 1994 (the "Series A Purchase Agreement"), between
                                          ---------------------------
the Company, such Series A Investors and certain other persons named therein.

          Certain of the Investors (the "Series B Investors") purchased 370,975
                                         ------------------
shares of the Company's Series B Preferred Stock, no par value (the "Series B
                                                                     --------
Preferred Stock"), pursuant to the terms of that certain Series B Preferred
---------------
Stock Purchase Agreement dated as of January 19, 1996 (the "Series B Purchase
                                                            -----------------
Agreement") between the Company and such Series B Investors.
---------

          Certain of the Investors (the "Series C Investors") purchased 243,094
                                         ------------------
shares of Series C Preferred Stock, no par value (the "Series C Preferred
                                                       ------------------
Stock") pursuant to the Series C Purchase Agreement dated as of October 18, 1996 (the "Series C Agreement") between the Company and such Series C Investors.
      ------------------

          Certain of the Investors (the "Series D Investors") are willing to
                                         ------------------
complete the purchase of up to 397,685 shares of Series D Senior Preferred Stock, no par value (the "Series D Preferred Stock") pursuant to the Series D
                          ------------------------
Senior Preferred Stock Purchase Agreement dated as of the date hereof (the

"Series D Purchase Agreement") if the Company, the Series A Investors, the
 ---------------------------
Series B Investors, the Series C Investors, the Warrantholders, the Common Holders and the Founders execute this Agreement.

                                      B-1.

          Each of the Founders owns that number of shares, or options to purchase that number of shares, of the Company's Common Stock, no par value, set forth opposite his name on Schedule 2.2 of the Disclosure Schedule to the Series D Purchase Agreement.

          As an inducement to the Series D Investors to complete such purchase, the Founders, the Warrantholders, the Series A Investors, the Series B Investors, the Series C Investors, the Common Holders and the Company desire to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1.   CERTAIN DEFINITIONS.  As used in this Agreement, the following
               -------------------
terms shall have the meanings set forth below:

               "Affiliate" of a Person, shall mean any Person which, directly or
                ---------
indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               "Common Stock" shall mean the Company's Common Stock, no par
                ------------
value.

               "CVCA" shall mean Chase Venture Capital Associates, L.P.
                ----

               "Desai Capital" shall mean Equity-Linked Investors-II, and
                -------------
Private Equity Investors III, L.P.

               "Equity Securities" shall mean any shares of, or securities
                -----------------
convertible into or exercisable or exchangeable for any shares of, any class of the Company's capital stock, including, without limitation, its Common Stock and Preferred Stock.

               "Event of Default" shall mean a default by the Company in the
                ----------------
payment of any promissory note issued to the holders of the Series D Preferred Stock upon a redemption of such stock in accordance with the terms of the Company's Restated Articles of Incorporation.

               "Investor Directors" shall mean the directors designated by the
                ------------------
Series A Investors, the Series B Investors and the Series D Investors pursuant to Sections 5.1(a)(i), 5.1(a)(ii) and 5.1(a)(iii) hereof.

               "Percentage Share" shall mean the percentage that the number of
                ----------------
shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged

                                      B-2.

for or exercised for Common Stock) held by such Other Founder or Investor is of the total number of shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by all Other Founders and Investors.

               "Person" shall mean an individual, a partnership, a joint
                ------
venture, a corporation, a trust, a joint-stock company, a union, a business association, a firm, an unincorporated organization, a government or any department or agency thereof, or other entity.

               "Preferred Stock" shall mean the Company's Series A Preferred
                ---------------
Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

               "Public Offering" shall mean a firm commitment underwritten
                ---------------
public offering pursuant to an effective registration statement on Form S-1 under the Securities Act covering the offer and sale of the Company's Common Stock for its own account where (a) with respect to the Series A Investors, the Series B Investors and the Series C Investors, (i) the gross proceeds to the Company are not less than $15,000,000 and (ii) the price per share to the public of the Common Stock is at least $54.30 (adjusted to reflect any stock split, dividend, combination, reclassification or similar event) and (b) with respect to the Series D Investors, (i) the gross proceeds to the Company are not less than $20,000,000 and (ii) the price per share to the public of the Common Stock is at least $73.425 (adjusted to reflect any stock split, dividend, combination or similar event).

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended.

               "Series A Investor Directors" shall mean the directors designated
                ---------------------------
by the Series A Investors pursuant to Section 5.1(a)(i) hereof.

               "Series B Investor Director" shall mean the director designated
                --------------------------
by the Series B Investors pursuant to Section 5.1(a)(ii) hereof.

               "Series D Investor Directors" shall mean the directors designated
                ---------------------------
by the Series D Investors pursuant to Section 5.1(a)(iii) hereof.

               "Stockholders" shall mean any of the Investors, Founders, the
                ------------
Common Holders, and, in the event a Warrant or Series D Warrant is exercised, the applicable Warrantholder or Series D Warrantholder and, in each case, their respective successors and assigns.

               "Subsidiary" shall have the meaning set forth in the Series D
                ----------
Purchase Agreement.

                                      B-3.

               "Voting Stock" shall mean any class or classes of the capital
                ------------
stock of the Company, the holders of which are entitled to participate generally in the election of directors of the Company, including, but not limited to, the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

               "1934 Act" shall mean the Securities and Exchange Act of 1934, as
                --------
amended.

          2.   EFFECTIVENESS OF THIS AGREEMENT; SUPERSEDES ALL PRIOR AGREEMENTS;
               -----------------------------------------------------------------
AMENDMENT OF PRIOR AGREEMENTS.  This Agreement shall be effective from and after
-----------------------------
the date hereof and shall supersede any and all other agreements by and between the Founders and among the Founders, the Investors and the Company relating to the subject matter hereof. Without limiting the foregoing, this Agreement shall also supersede (i) that certain Shareholders Agreement dated as of June 10, 1994 by and among the Company, the Series A Investors and certain other persons named therein and (ii) Article VIII (Special Covenants) of the Series A Purchase Agreement. By executing this Agreement, the parties hereto agree that all such prior agreements are hereby terminated and shall be of no further force or effect.

          3.   RIGHT OF FIRST REFUSAL GRANTED BY FOUNDERS.
               ------------------------------------------

               3.1  Until the closing of the Public Offering, and subject to Section 3.3 hereof, each time a Founder (the "Offering Stockholder") proposes to offer for sale or otherwise transfer any Equity Securities of the Company owned by such Founder (the "Offered Stock"), such Offering Stockholder shall
                            -------------
first make an offering of such Offered Stock to the Company in accordance with the following provisions:

                    (a) The Offering Stockholder shall deliver a notice (the "Offering Notice") to the Company and each of the Investors and the non-selling
 ---------------
Founders (the "Other Founders") stating (i) the Offering Stockholder's bona fide
               --------------
intention to offer such Offered Stock, (ii) the number of shares of such Offered Stock to be offered for sale and (iii) the price and terms, if any, upon which the Offering Stockholder proposes to offer such Offered Stock.

                    (b) Within 30 days after the Offering Notice is given, the Company may elect to purchase from the Offering Stockholder, at the price and on the terms specified in the Offering Notice, any or all of the shares of Offered Stock offered in the Offering Notice. Such right shall be exercised by written notice delivered to the Offering Stockholder by the Company prior to the expiration of the 30-day exercise period.

                    (c) The closing of the purchase of any shares of Offered Stock by the Company shall take place at the principal offices of the Company (or such other location as the parties may agree on) on the fifth business day after the expiration of the 30-day period following the giving of the Offering Notice. At such closing, the Company shall

                                      B-4.

make payment in the appropriate amount by means of a check or by a wire transfer to the Offering Stockholder against delivery of stock certificates representing the shares so purchased, duly endorsed in blank by the Person or Persons in whose name such certificate is registered or accompanied by a duly executed stock or security assignment separate from the certificate.

                    (d) In the event the Company does not elect to purchase all of the shares of Offered Stock offered in the Offering Notice, the Company shall give written notice to the Investors and the Other Founders (the "Reoffer
                                                                  -------
Notice") of its decision not to exercise its rights or of the number of shares
------
of Offered Stock available for purchase (the "Reoffered Shares") on or before
                                              ----------------
the final day of such 30-day period and the right to purchase such Reoffered Shares shall pass automatically to each of such Investors and Other Founders. Each Investor and Other Founder shall initially be entitled to purchase its Percentage Share. In the event that any Reoffered Shares remain after such allocation and Investors and Other Founders remain who desire to purchase additional Reoffered Shares in excess of their Percentage Share all of the remaining Reoffered Shares which such Investors and Other Founders have elected to purchase shall be allocated to them pro rata based on the number of shares of Equity Securities held by them (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock), or as otherwise agreed to among such remaining Investors and Other Founders. Each Investor and Other Founder will have 20 days from receipt of such notice from the Company to exercise its repurchase rights under this Section 3 by written notice to the Offering Stockholder. The closing of any purchase and sale under this subsection
(d) shall be held on the 5th business day following the expiration of the 20-day period in accordance with the provisions of subsection (c) above.

               3.2  In the event that all of the shares being offered are not purchased at the closings referred to in Section 3.1(c) or (d), the Offering Stockholder shall for a period of 45 days thereafter have the right to sell or otherwise dispose of the remaining number of shares of Offered Stock offered in the Offering Notice upon terms and conditions (including the price per share) no more favorable to the third party purchaser than those specified in the Offering Notice; provided, however, that such sale or disposition shall be subject to,
        --------  -------
and be made in full compliance with, the co-sale rights set forth in Section 4. In the event that the Offering Stockholder does not sell or otherwise dispose of such Offered Stock within the specified 45-day period, the right of first refusal provided for in this Section 3 shall continue to be applicable to any subsequent disposition of such shares.

               3.3 Notwithstanding the terms and provisions of Section 3.1 hereof, the right of first offer provided for in this Section 3 shall not be applicable to (i) any transfers of Offered Stock by a Founder to immediate family members or to trusts or other fiduciaries for the benefit of the Founder or immediate family members, provided that in each such case such transferees agree in writing to be bound by the terms of this Agreement as if a Founder or
(ii) the sale by a Founder of Offered Stock in the Public Offering. For purposes of this Section, "immediate family members" shall mean a Founder's spouse, children and grandchildren.

                                      B-5.

          4.   CO-SALE PROVISIONS.
               ------------------

               4.1  Until the closing of the Public Offering, in the event that any Founder after the application of Section 3 hereof continues to propose to sell or otherwise transfer Equity Securities aggregating in excess of twenty-five percent of the Equity Securities then owned by such Founder to any Person (individually a "Third Party" and collectively, "Third Parties") in any one transaction or any series of transactions, directly or indirectly, such sale or other disposition shall not be permitted unless such Founder shall offer (or cause the Third Party to offer) the Other Founders and the Investors the right to elect to include, at the sole option of the Other Founders and the Investors, in the sale or other disposition to the Third Party such number of shares of Equity Securities owned by the Other Founders and the Investors as shall be determined in accordance with subsection (a) of this Section 4.1 (the "Tag-Along
                                                                       ---------
Shares"). At any time within 30 days after the giving of the Reoffer Notice
------
described in Section 3.1 hereof, each Other Founder and Investor may make an election to include the Tag-Along Shares in such a sale or other disposition (the "Inclusion Election") by giving written notice of its Inclusion Election to
      ------------------
such Founder and delivering to the Company a stock certificate or certificates representing the Tag-Along Shares, together with a limited power-of-attorney authorizing such Founder to sell or otherwise dispose of such Tag-Along Shares pursuant to the terms of such Third Party's offer.

                    (a)  Each Investor and Other Founder shall have the
right to sell, pursuant to the Third Party's offer, that percentage (the "Tag-
                                                                          ---
Along Percentage") of the number of shares of Offered Stock to be sold to the
----------------
Third Party equal to the ratio (expressed as a percentage) of (i) the shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by the Investor or Other Founder, as compared with (ii) the aggregate number of shares of Offered Stock owned by the Founder and the Equity Securities held by all Investors and Other Founders (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock). In the event that (i) the Investors and Other Founders in the aggregate elect to sell fewer Tag-Along Shares than they are entitled to sell in the aggregate and (ii) certain Investors or Other Founders wish to sell an aggregate amount in excess of each such Person's Tag-Along Percentage, then the excess available Tag-Along Shares shall be allocated among such Investors and Other Founders pro rata based upon the number of shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) owned by such Investors and Other Founders, or as otherwise agreed among such Investors and Other Founders.

                    (b) The purchase from the Investors and Other Founders pursuant to this Section 4.1 shall be on the same terms and conditions, including the price per share and the date of sale or other disposition, as are received by the Founder and stated in the Offering Notice.

                                      B-6.

                    (c) At the consummation of the sale or other disposition of shares of Equity Securities of the Founder, the Investors and any Other Founders to the Third Party pursuant to the Third Party's offer, there shall be remitted to the Investors and Other Founders the total sales price attributable to the shares of Equity Securities which the Investors and Other Founders sold or otherwise disposed of pursuant thereto, and there shall be furnished to such Investors and Other Founders such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Investors and Other Founders.

                    (d) If within 30 days after the Reoffer Notice is given, a Investor or Other Founder has not accepted the offer to make an Inclusion Election, such Investor and Other Founder will be deemed to have waived any and all of its rights with respect to the sale or other disposition of shares of Equity Securities described in the Offering Notice. The Founder shall have 45 days after such 30-day period in which to sell or otherwise dispose of the shares of Founders' Stock to the Third Party at a price and on terms not more favorable to the Founder than were set forth in the Offering Notice.

                    (e) If, at the end of such 45-day period, the Founder has not completed the sale of shares of Founders' Stock in accordance with the terms of the Third Party's offer, all the restrictions on sale contained in this Agreement with respect to Founders' Stock owned by the Founder shall again be in effect.

               4.2 The rights provided in this Section 4 shall not be applicable to any transaction if Section 3.3 makes Section 3 inapplicable thereto.

               4.3  The provisions of Section 3 shall take priority over this
Section 4, and nothing in this Section 4 shall be construed to relieve a Founder of its obligation to deliver an Offering Notice to the Company and each of the Investors and Other Founders pursuant to the terms of Section 3 in connection with such a proposed transaction.

          5.   GOVERNANCE.
               ----------

               5.1  Composition of Board.  The Stockholders each hereby agree to
                    --------------------
take any and all action necessary (including, without limitation, voting their shares of Voting Stock, executing and delivering written consents of shareholders, and calling special shareholders' meetings) to cause the Board of Directors of the Company (the "Board") to be comprised as follows:
                               -----

                    (a) The number of Directors on the Board shall be not more than eight, and such Directors shall consist of:

                         (i)  two representatives designated in writing by
holders of a majority of the Series A Preferred Stock voting as a separate class and on an as-converted basis; provided that so long as the Cardinal Group Voting Agreement dated as of June 10,

                                      B-7.

1994, as amended (the "Cardinal Voting Agreement"), is in effect, Marshall Payne
                       -------------------------
shall be entitled to designate such individuals, or in the event of Mr. Payne's death, disability, resignation or replacement pursuant to the terms of the Cardinal Voting Agreement, then Edward W. Rose III shall be entitled to so designate; which designees shall initially be Marshall Payne and Raymond Hemmig; and provided further that if at any time (A) subject to subsections 5.1(a)(i)(B) and 5.1(a)(ii) below, the number of shares of Common Stock into which the Series A Preferred Stock is then convertible represents less than 20% but more than 5% of the outstanding shares of the Company's Common Stock (assuming conversion of all outstanding shares of Preferred Stock into Common Stock), then the holders of the Series A Preferred Stock, voting as a separate class (and on an as-converted basis), shall be entitled to select only one director but the holders of the Series A Preferred Stock and Series B Preferred Stock, voting together as a class and not as separate series (and on an as-converted basis), shall be entitled to elect one director, and (B) the number of shares of Common Stock into which the Series A Preferred Stock is then convertible represents less than 5% of the outstanding shares of the Company's Common Stock (assuming conversion of all outstanding shares of Preferred Stock into Common Stock), then the holders of the Series A Preferred Stock, voting as a separate class, shall not be entitled to select any directors pursuant to any provisions of this subsection 5.1(a)(i).

                         (ii)   one representative designated in writing by
holders of a majority of the Series B Preferred Stock voting as a separate class and on an as-converted basis; provided that so long as Weston Presidio Capital II, L.P. (together with its Affiliates) holds at least 60,000 shares of Common Stock issuable upon conversion of the Series B Preferred Stock (adjusted to reflect any stock splits, dividends, recapitalizations or the like occurring after the date hereof) it shall be entitled to designate such representative, which designee shall initially be Michael Lazarus; and provided further that if at any time the number of shares of Common Stock into which the Series B Preferred Stock is then convertible represents less than 5% of the outstanding shares of the Company's Common Stock (assuming conversion of all outstanding shares of Preferred Stock into Common Stock), then the holders of the Series B Preferred Stock, voting as a separate class, shall not be entitled to select any directors pursuant to the provisions of this subsection 5.1(a)(ii) or pursuant to subsection 5.1(a)(i).

                         (iii)  two representatives designated in writing by
holders of a majority of the Series D Preferred Stock voting as a separate class and on an as-converted basis; provided that so long as CVCA (together with its Affiliates) holds at least 67,000 shares of Common Stock issuable upon conversion of the Series D Preferred Stock (adjusted to reflect any stock splits, dividends, recapitalizations or the like occurring after the date hereof) it shall be entitled to designate one such representative, which designee shall initially be David L. Ferguson and provided that so long as Desai Capital (together with its Affiliates) holds at least 63,000 shares of Common Stock issuable upon conversion of the Series D Preferred Stock (adjusted to reflect any stock splits, dividends, recapitalizations or the like occurring after the date hereof) it shall be entitled to designate one such representative, which designee shall initially be Damon H. Ball; provided,
                                                                 --------
however, that for
-------

                                      B-8.

so long as it owns any shares of capital stock of the Company, such designation shall be made on behalf of Desai Capital by Private Equity Investors III, L.P. ("PEI III") unless and until written notice to the contrary is provided to the Board of Directors by each of Equity-Linked Investors-II and PEI III, pursuant to Section 15 hereof; and provided, further that in the event that (i) at any
                          --------  -------
time PEI III is not entitled to designate at least one member for election to the board of directors of the Company, or (ii) the United States Department of Labor through formal or informal rules, regulations or interpretations provide, or it is otherwise established through governmental or court action that such representation does not constitute the exercise of management rights of the kind necessary to enable PEI III to continue to qualify as a "venture capital operating company" within the meaning of Section 2510.3-101 of the plan asset regulations promulgated by the United States Department of Labor (a "VCOC"), then the Company and PEI III shall in good faith negotiate provisions to enable PEI III to exercise the minimum amount of such management rights in order to continue to qualify as a VCOC.

                         (iv)   the remaining individuals designated in writing
by the holders of at least a majority of the Common Stock then outstanding (voting together as a class); provided, however, that one of such individuals
                              --------  -------
shall be the Chief Executive Officer of the Company.

                    (b) Any Director who is elected to the Board pursuant to a designation under paragraph (a) of this Section 5.1, may be removed from the Board only upon the request of the Person(s) who designated such Director by vote of at least the number of shares required to elect such Director. In the event that a Director so elected resigns, is removed from, or otherwise ceases to serve on, the Board, for whatever reason, the vacancy shall be filled, in accordance with applicable law, with an individual designated in accordance with paragraph (a) and the Founders and the Investors hereby agree to call a special shareholders meeting and to vote their shares of Voting Stock at such meeting, or to execute a written consent of shareholders, upon the request of such Person(s).

                    (c) Until the closing of the Public Offering, the Audit Committee of the Board and the Compensation Committee of the Board shall be comprised of a majority of Investor Directors. Until the closing of the Public Offering, the Board shall not make a broad delegation of its authority to any committee but may establish committees for specific purposes (such as a pricing committee with respect to a public offering).

                    (d) The Company agrees to reimburse the directors elected pursuant to Sections 5.1(a)(i), (ii) and (iii) for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

                    (e) Notwithstanding the provisions of this Section 5, in the event that the Series D Preferred Stock has been redeemed pursuant to the Company's Restated Articles of Incorporation but the holders thereof have not received the full redemption price therefor (including all principal, interest and other amounts due in respect

                                      B-9.

of any related promissory notes), the Stockholders hereby agree to vote their shares to elect the two Series D Investor Directors as directors of the Company until such time as such redemption price is paid in full, all as described in the Company's Restated Articles of Incorporation. In addition, notwithstanding the provisions of this Section 5, from and after the occurrence of an Event of Default, the Series D Investor Directors, the Series B Investor Director and one of the Series A Investor Directors, on behalf of the Investors, shall thereafter be entitled to designate additional individuals to the Board of Directors so that the Board of Directors would then consist of a majority of persons selected by the Investors. In the event that the Investors are entitled to designate members of the Board pursuant to this Section, such Investors may, and at their request the Founders shall immediately cause the Company to, call a special shareholders' meeting to be held as soon as possible, but in any event not later than 15 days after the date of such Investors' request. At such special share holders' meeting, the Investors shall be entitled, as described above, to designate such additional individuals to be elected to the Board of Directors, and the Founders and the Investors hereby agree that in such event they will vote any and all shares of Voting Stock they are entitled to vote, and take any other actions (including, without limitation, appointing proxies or executing written consents or removing, if necessary, one or more individuals elected to the Board of Directors pursuant to Section 5.1(a) to create vacancies on the Board of Directors in order to limit the maximum number of directors to eight so that the Board of Directors would consist of a majority of members designated by the Investors), as may be necessary to elect as Directors the individuals designated by the Investors, as described above. The right to elect a majority of the Board of Directors set forth in this Section (e) shall terminate upon the earlier of the closing of the Public Offering or the date on which all of the shares of Preferred Stock have been redeemed by the Company in accordance with the terms of the Restated Articles of Incorporation and all principal, interest and other amounts due in respect of any related promissory notes have been paid in full.

                    (f) This Section 5.1 shall terminate in its entirety and be of no further force or effect upon the earlier to occur of: (i) the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with a Public Offering; (ii) the date upon which the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act in respect of its equity securities; or (iii) May 16, 2007 provided that if the Series D Preferred Stock or any notes issued in connection with the redemption thereof are outstanding as of May 17, 2005, the May 16, 2007 date shall be extended to May 16, 2012.

               5.2  Board and Committee Meetings.  The Company shall call, and
                    ----------------------------
use its best efforts to have, regular Board meetings at least once every other month unless otherwise agreed to in writing by each of the Investor Directors. The Compensation and Audit Committees shall meet at least annually. Meetings of the Board and any committee thereof shall not be held on less than five days written notice to the Investor Directors. All notices of a Board meeting shall include an agenda setting forth in reasonable detail any and all matters to be officially acted upon at such meeting, but such agenda shall not limit any matters that may be officially acted upon at any such meeting.

                                     B-10.

               5.3  Subsidiaries. The Company shall cause the Board of Directors
                    ------------
of any wholly- or majority-owned subsidiary of the Company to include the same individuals as the Board.

               5.4  Cardinal Voting Agreement.  The parties to the Cardinal
                    -------------------------
Voting Agreement hereby authorize and instruct the Voting Person (as defined therein) to vote the shares of Series A Preferred Stock that are subject to the terms of the Cardinal Voting Agreement in the manner set forth herein to effect the agreements set forth in this Section 5.

               5.5  Regulatory Compliance Cooperation.  In the event that there
                    ---------------------------------
is a Regulatory Problem (as defined in Section 7.2 of the series D Purchase Agreement) which, consistent with the Company's undertakings and obligations set forth in such Series D Purchase Agreement, would require a vote of shareholders of the Company at that time to approve a new non-voting class or series of capital stock of the Company for which some or all of the Series D Preferred Stock then owned by CVCA or any of its Affiliates could be exchanged (such security, it is anticipated, would be non-voting but would otherwise have all the same rights, privileges and preferences as the Series D Preferred Stock), or other shareholder action, the parties to this Agreement agree to vote all Voting Stock and otherwise to use their respective best efforts as shareholders or directors of the Company (i) to authorize such new class or series of capital stock, (ii) to approve the exchange of CVCA's Series D Preferred Stock for shares of such new capital stock, to the extent the Company is required to effectuate such exchange, and (iii) to approve any ancillary agreements or amendments provided for under such Section 7.2.

          6.   REGISTRATION RIGHTS.  The Company covenants and agrees as
               -------------------
follows:

               6.1  Definitions.  For purposes of this Section 6:
                    -----------

                    (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                    (b) The term "Registrable Securities" means a registration related to the resale of (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, (2) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (3) the Common Stock issuable upon conversion of the Series C Preferred Stock, (4) the Common Stock issuable upon conversion of the Series D Preferred Stock, (5) the Common Stock issuable or issued upon exercise of the Warrants or Series D Warrants and (6) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A

                                     B-11.

Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Warrants, Series D Warrants or Common Stock;

                    (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                    (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 6.13 hereof. In addition, to the extent that any Founder or Common Holder participates in a registration pursuant to its rights under Section 6.3, such Founder or Common Holder shall be considered a "Holder" with respect to Sections 6.5, 6.6, 6.8, 6.11 and 6.12 hereof and the Common Stock held by such Founder or Common Holder shall be considered "Registrable Securities" for purposes of such Sections (such shares are sometimes referred to herein as "Other Shares"; and
-------------

                    (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial
             ---
information by reference to other documents filed by the Company with the SEC.

               6.2  Request for Registration.
                    ------------------------

                    (a) If the Company shall receive at any time after the earlier of (i) May 9, 2000, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from (A) the Holders of at least 40% of Registrable Securities then outstanding or (B) any Holder who purchased at least $10,000,000 of the Series D Preferred Stock issued pursuant to the Series D Purchase Agreement (or any Affiliate thereof), that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities then outstanding (provided that the anticipated aggregate offering price to the public would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsections 6.2(b) and 6.2(c), use its best efforts to effect as soon as practicable, and in any event shall use its best efforts to effect within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 15 hereof.

                    (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities
            ------------------
covered by their request by means of an underwriting, they shall so advise the Company as a part of their request

                                     B-12.

made pursuant to this Section 6 and the Company shall include such information in the written notice referred to in subsection 6.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority of the Initiating Holders and such Holder to the extent provided herein). All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 6, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                    (c) The Company is obligated to effect only three (3) such registrations pursuant to this Section 6.2.

                    (d) The Company shall not be obligated to effect a registration pursuant to this Section 6.2 (i) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.2; provided, however, that the Company shall not utilize this right more than once in any twelve month period; and (ii) if at the time of any request to register Registrable Securities pursuant to this Section 6.2 the Company is engaged in, or has fixed plans to file a registration statement within sixty (60) days of the time of the request for, a registered public offering, other than a registration statement on Form S-8 or other comparable form, then the Company may at its option direct that such request be delayed until the first to occur of (x) six (6) months from the effective date of such registered offering and
(y) the decision of the Board of Directors to abandon such offering.

               6.3  Company Registration.  If (but without any obligation to do
                    --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration relating solely to an SEC Rule 145 transaction), the Company

                                     B-13.

shall, at such time, promptly give each Holder, each Founder and each Common Holder written notice of such registration. Upon the written request of each such person given within twenty (20) days after mailing of such notice by the Company in accordance with Section 15, the Company shall, subject to the provisions of Section 6.9, cause to be registered under the Securities Act all of the securities that each such Holder, Founder and Common Holder has requested to be registered.

               6.4  Form S-3 Registration.  In case the Company shall receive
                    ---------------------
from (a) any Holder or Holders of at least 40% of the Registrable Securities then outstanding or (b) any Holder who purchased at least $10,000,000 of the Series D Preferred Stock pursuant to the Series D Purchase Agreement (or any Affiliate thereof), a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will (provided that the anticipated aggregate offering price to the public would exceed $500,000):

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 6.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two such registrations on Form S-3 for the Holders pursuant to this Section 6.4; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance or (v) within six months of the effective date of any other registration statement relating to an underwritten public offering filed by the Company, pursuant to which the Holders were given the opportunity to participate.

                                     B-14.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the first two registrations requested pursuant to this Section 6.4, including (without limitation) all registration, filing, qualification, printer's and accounting fees, the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company shall be borne by the Company; provided, however, that the underwriters' discounts or commissions associated with Registrable Securities shall not be borne by the Company, but shall be borne by the applicable Holder or Holders of such Registrable Securities. Registrations effected pursuant to this Section 6.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 6.2 or 6.3, respectively.

               6.5  Obligations of the Company.  Whenever required under this
                    --------------------------
Section 6 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and consistent in all material respects with this Section 6, with the managing underwriter of such offering, and to the extent required by the underwriter, participate in a road show arranged by the underwriters with investors, provided that only two officers shall

                                     B-15.

be required to participate and such road show shall be conducted in such manner and for such number of days as the underwriters deem necessary for the success of the offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as promptly as practicable, provide a supplement or post-effective amendment in accordance with Subparagraph (b) to cure such misstatement or omission.

               6.6  Furnish Information.  It shall be a condition precedent to
                    -------------------
the obligations of the Company to take any action pursuant to this Section 6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under applicable law to effect the registration of such Holder's Registrable Securities.

               6.7  Expenses of Demand Registration.  All expenses other than
                    -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 6.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and up to $25,000 of the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 6.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses as are actually incurred by the Company on an out-of-pocket basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 6.2; provided, further however, that if at the time of such withdrawal,
             --------  -------
the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company or discovery by the Holders of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 6.2.

               6.8  Expenses of Company Registration.  The Company shall bear
                    --------------------------------
and pay all expenses incurred in connection with any registration, filing or qualification of securities with respect to registrations pursuant to Section
6.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees

                                     B-16.

and fees and expenses of counsel to the Company relating or apportionable thereto and up to $25,000 of the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to such registered securities.

               6.9  Underwriting Requirements.  In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 6.3 to include any securities in such underwriting unless the selling stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the persons entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, but in no event shall the amount of the securities of selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of Holders or other selling stockholders cannot be so included as a result of the above-described limitation, the number of shares of Registrable Securities that may be included shall be allocated among the Holders and other selling stockholders as follows: first all Other Shares shall be excluded so that all other Registrable Securities requested to be included in such registration shall be included first (the securities so included to be apportioned pro rata among all Holders according to the total amount of securities owned by such Holder or in such other proportions as shall mutually be agreed to by such Holder or Holders); second, after all other Registrable Securities have been included, the remaining portion of the allocation shall be allocated among the holders of the Other Shares (pro rata among such holders). For purposes of the preceding parentheticals concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

               6.10 Delay of Registration.  No Holder, Founder or Common Holder
                    ---------------------
shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the

                                     B-17.

interpretation or implementation of this Section 6, it being understood that this Section 6.10 shall not in any way limit the right of any such person to bring an action for damages in respect of any breach hereof.

               6.11 Indemnification.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under this Section 6:

                    (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities
                 --------
(joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material
 ---------
fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them (or such additional law firms retained by a Holder or Holders if such Holder or Holders reasonably believe there exists a conflict of interest among them) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the
                                                    --------  -------
indemnity agreement contained in this subsection 6.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (b) To the fullest extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent

                                     B-18.

(and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 6.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection
--------  -------
6.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided,
                                                                     --------
further that in no event shall any indemnity under this subsection 6.11(b)
-------
exceed the net proceeds from the offering received by such Holder.

                    (c) Promptly after receipt by an indemnified party under this Section 6.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall to the extent thereof relieve such indemnifying party of any liability to the indemnified party under this Section 6.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.11.

                    (d) Notwithstanding the foregoing, to the extent the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (e)  The obligations of the Company and Holders under this
Section 6.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

               6.12 Reports Under Securities Exchange Act of 1934.  With a view
                    ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell

                                     B-19.

securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) use its best efforts, including voluntarily registering its Common Stock under Section 12 of the 1934 Act, to qualify for registration on Form S-3 for the sale of their Registrable Securities, such action to be taken no later than 120 days after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective and use its best efforts to maintain its eligibility thereafter to qualify for use of that Form;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               6.13 Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register securities pursuant to this Section 6 may be assigned (but only with all related obligations) by a person who is at such time a Holder to a purchaser, assignee or transferee of the underlying Registrable Securities (or in the case of the Common Holders and Founders, the underlying securities); provided that such purchaser, assignee or transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 6.18 below, and further provided that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

               6.14 Limitations on Subsequent Registration Rights.  From and
                    ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 66% of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow

                                     B-20.

such holder or prospective holder (a) to include such securities in any registration filed under Section 6.2 or 6.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or, (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 6.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 6.2.

               6.15 Amendment of Registration Rights.  Any provision of this
                    --------------------------------
Section 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66% of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Founders, the Common Holders, and the Company.

               6.16 Selection of Underwriter.  The selection of the underwriter
                    ------------------------
for the Company's initial public offering shall require the approval of the Board of Directors of the Company and the approval of the Series B Investor Director, at least one of the Series A Investor Directors and at least one of the Series D Investor Directors.

               6.17 Termination of Registration Rights.  No Holder, Common
                    ----------------------------------
Holders or Founder shall be entitled to exercise any right provided for in this
Section 6 at such time as all Registrable Securities held by such Holder (or in the case of a Common Holder or a Founder, the Common Stock held by such Common Holder or Founder) can be sold within a given three-month period, without compliance with the registration requirements of the Securities Act, pursuant to Rule 144 thereunder (in the case of Holders of Series D Preferred Stock (or Common Stock issued upon conversion thereof), without regard to Rule 144(k)).
In addition, these registration rights shall terminate, in any event, on the date that is four (4) years after the date of the closing of the Public Offering.

               6.18 "Market Stand-Off" Agreement.
                    ----------------------------

               (a) Each Investor, Founder and Common Holder hereby agrees that for seven days prior to and up to 180 days following the effective date of the first registration statement of the Company covering Common Stock filed on Form S-1 under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements;

                                     B-21.

and provided, further all Holders are treated similarly with respect to any
    --------  -------
release prior to the termination of the 180-day period.

               (b) Each Holder hereby agrees that for up to 90 days following the effective date of any registration statement (other than the first) of the Company covering Common Stock filed on Form S-1 or Form S-3 under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, except that such agreement shall not apply (i) to any Holder who owns less than five percent (5%) of the then outstanding Common Stock, (ii) to any shares distributed by a Holder that is a corporation or partnership to its shareholders or partners, respectively and (iii) to any Holder that is not provided the opportunity to include shares in the secondary offering on a pro rata basis with all Holders according to the total amount of Registerable Securities then owned by such Holder.

               (c) In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor, Founder and Common Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

               6.19 Additional Deliveries.  In the case of any registration
                    ---------------------
effected on Form S-3 pursuant to Section 6.4 hereof where securities are offered on a continuous or delayed basis pursuant to Rule 415 (or any successor rule) of the Securities Act, the Company will provide not more than three times during the period in which such registration statement is effective to a financial intermediary who reasonably advises the Company in writing, after a good faith review, that it is entitled to establish a due diligence defense under the Securities Act with respect to the sale of the securities covered by such registration statement an opinion of counsel to the Company and a comfort letter of its independent accountants in customary form; but the out-of-pocket costs of such deliveries shall be borne by the Holder requesting the same if the Company has already borne the expenses of two registrations on Form S-3.

          7.   DELIVERY OF FINANCIAL STATEMENTS.  Until the closing of the
               --------------------------------
Public Offering, the Company shall either deliver to each Investor or make available to each Investor for review and inspection at the Company's offices:

                    (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with

                                     B-22.

generally accepted accounting principles ("gaap"), and audited and certified by
                                           ----
independent public accountants approved by the Board of Directors of the Company;

                    (b)  as soon as practicable, but in any event within thirty
(30) days of the end of each month, an unaudited income statement (showing actual, budget and prior month) and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                    (c) as soon as practicable, but in any event within forty-five (45) days of the end of each fiscal quarter, an unaudited income statement, schedule as to the sources and applications of funds and balance sheet for and as of the end of each such quarter, in reasonable detail;

                    (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including income statements, balance sheets and sources and applications of funds statements for such months and, as soon as practicable after the adoption thereof, any revisions to such annual budget;

                    (e) as soon as is practicable after delivery or occurrence, but in no event later than 10 days following such delivery or occurrence, other reports, including any notices or reports to stockholders or members of the financial community, the Company's accountants or business consultants, governmental agencies and authorities, any reports filed by the Company or its officers, directors and representatives with any securities exchange or the SEC and notice of any event which might have a material effect on the Company's business prospects or financial condition or on the Investor's investments in the Company.

          8.   INSPECTION RIGHTS.   So long as an Investor (together with any
               -----------------
partners or other affiliates thereof) holds any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock (including any Common Stock issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested upon reasonable notice by the Investor; provided, however, that the Company shall not be obligated to provide access to any information which it reasonably believes is a trade secret or similar confidential information.

          9.   RIGHT OF FIRST OFFER.  Subject to the terms and conditions
               --------------------
specified in this Section 9, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Equity Securities. For purposes of this Section 9, Investor includes any partners and other Affiliates of an Investor. An Investor

                                     B-23.

shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any Equity Securities, the Company shall first make an offering of such Equity Securities to each Investor in accordance with the following provisions:

                    (a)  The Company shall deliver a written notice ("Notice")
                                                                      ------
to the Investors stating (i) its bona fide intention to offer such Equity Securities, (ii) the number of such Equity Securities to be offered, and (iii) the price and terms, upon which it proposes to offer such Equity Securities.

                    (b) Within 30 calendar days after receipt of the Notice, an Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Equity Securities which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then held by all Investors.

                    (c) The Company shall, during the 10-day period following the expiration of the period provided in subsection 9(b) hereof, offer the remaining unsubscribed portion of such Equity Securities which any Investor has not elected to purchase under subsection 9(b) hereof to the other Investors. During the 90-day period following the expiration of such 10-day period, the Company may offer the remaining unsubscribed portion of such shares which the Investors have not elected to purchase to any person or persons at a price not less than, and upon the same terms and conditions as those specified in the Notice. If the Company does not enter into an agreement for the sale of the Equity Securities within such period, or if such agreement is not consummated within 90 days following the expiration of the period provided in this Section 9(c), the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be offered unless first reoffered to the Investors in accordance herewith.

                    (d) The right of first offer in this Section 9 shall not be applicable (i) to the issuance or sale of shares of Common Stock reserved for issuance to employees and directors pursuant to stock plans approved by the Company's Board of Directors, (ii) to or after consummation of the Public Offering, (iii) to any Common Stock issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock or upon exercise of outstanding warrants, including the Warrants and the Series D Warrants or (iv) to the issuance of shares of Common Stock in connection with the acquisition of a business by the Company in a transaction or series of related transactions valued at less than $2 million or in a transaction

                                     B-24.

approved by (i) the Series D Investor Directors and (ii) at least one of the Series A Investor Directors and the Series B Investor.

                    (e) To the extent that CVCA or Desai Capital purchases additional Equity Securities from the Company, the Company shall (i) if such person purchases Equity Securities for consideration of $2,500,000 or more, make any filing required under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR Act") in connection with such a purchase and pay any associated filing fees and reasonable costs of preparation thereof (including any filing fee and reasonable preparation costs required to be paid by such person), or (ii) offer to sell to such person non-voting Equity Securities on the same terms as the other Investors. The Company shall not enter into any more favorable agreements regarding reimbursement of HSR costs with any Stockholder or prospective Stockholder without treating CVCA and Desai Capital similarly.

          10.  KEY-MAN INSURANCE.  The Company shall use its best efforts to
               -----------------
obtain within 30 days following the date of this Agreement and shall maintain, with a carrier acceptable to the Investors, in full force and effect, key-man life insurance policies in the amount of at least $1,000,000 each on the lives of Stephen Gordon and Thomas Christopher, with proceeds payable to the Company.

          11.  POSITIVE COVENANTS.  The Company agrees as follows:
               ------------------

                    (a) The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property, or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge, or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof, and provided further, that the Company will pay all such taxes, assessments, charges, or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company and any Subsidiary;

                    (b) The Company will keep its properties and those of its Subsidiaries in good repair, working order, and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replace ments, additions, and improvements thereto; and the Company and its Subsidiaries will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any material adverse effect to the business, assets or property of the Company and its Subsidiaries;

                    (c) The Company will keep true records and books of account in which full, true, and correct entries will be made of all dealings or transactions in

                                     B-25.

relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis;

                    (d) The Company and all its Subsidiaries shall duly observe and conform to all valid requirements of governmental authorities which are material to the conduct of their businesses or to their property or assets; and

                    (e) The Company shall maintain in full force and effect its corporate existence, rights, and franchises and all material licenses and other material rights to use processes, licenses, trademarks, trade names, or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of its business.

          12.  GOVERNING LAW.  This Agreement shall be governed by and con-
               -------------
strued under the laws of the State of California as applied to agreements made and to be performed in the State of California without regard to the conflict of laws principles thereof.

          13.  COUNTERPARTS. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14.  TITLES AND SUBTITLES.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          15.  NOTICES.  Any notice, request, instruction or other document to
               -------
be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other overnight delivery service or by courier, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

          16.  LEGEND.
               ------

                    (a) Each certificate representing shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock subject to this Agreement shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE
          SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESTATED INVESTORS

                                     B-26.

          RIGHTS AGREEMENT BY AND AMONG THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH
          AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE
          SECRETARY OF THE CORPORATION."

                    (b) Each party to this Agreement agrees that the Company may instruct the transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 17(a) above to enforce the provisions of this Agreement. The legend shall be removed upon termination of this Agreement.

          17.  AMENDMENTS AND WAIVERS.  Except as otherwise provided in Section
               ----------------------
6.15, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least (i) a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, (ii) 60% of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock, (iii) 60% of the Common Stock issued or issuable upon conversion of the Series C Preferred Stock, (iv) a majority of the Common Stock issued or issuable upon conversion of the Series D Preferred Stock, and (v) if such amendment or waiver would adversely affect the rights of the Founders or Common Holders set forth herein, at least a majority of the Common Stock held by the Founders or Common Holders, respectively. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          18.  SEVERABILITY.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          19.  FURTHER ASSURANCES.  Each of the parties shall, without further
               ------------------
consideration, use reasonable efforts to execute and deliver such additional documents and take such other action, as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

          20.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
               ----------------------
all rights hereto shall inure to the benefit of the respective successors and assigns of the parties hereto, including, without limitation, transferees of any shares of Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or Common Stock issued upon conversion thereof.

                                     B-27.

          21.  ENTIRE AGREEMENT.  This Agreement, together with the Company's
               ----------------
Restated Articles of Incorporation and bylaws, embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein, in the Restated Articles of Incorporation or bylaws.

          22.  SPECIFIC PERFORMANCE.  Each of the Stockholders acknowledges and
               --------------------
agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Stockholders will waive the defense in any action for specific performance that a remedy at law would be adequate and that the Stockholders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any state court of the State of California or any United States District Court located in California or, in the event said Courts would not have jurisdiction for such action, in any court of the United States or any state thereof having jurisdiction for such action.

                                     B-28.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                              RESTORATION HARDWARE, INC.


                              /s/ Thomas Low
                              --------------------------------------------------
                              By:  Thomas Low
                              Its: Vice President and Chief Financial Officer

                              Address:  15 Koch Road, Suite J
                                        Corte Madera, CA  94925


                              FOUNDERS:


                              /s/ Stephen Gordon
                              --------------------------------------------------
                              Stephen Gordon

                              Address:  15 Koch Road, Suite J
                                        Corte Madera, CA  94925



                              /s/ Thomas Christopher
                              --------------------------------------------------
                              Thomas Christopher (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:  15 Koch Road, Suite J
                                        Corte Madera, CA  94925


                              /s/ Thomas A. Christopher
                              --------------------------------------------------
                              Thomas A. Christopher as Trustee for the Thomas A. Christopher 1997 Qualified Grantor Annuity Trust dtd 5/1/97


                              /s/ Barbara A. Christopher
                              --------------------------------------------------
                              Barbara A. Christopher as Trustee for the Barbara Christopher 1997 Qualified Grantor Retained Annuity Trust dtd 5/1/97

                                SPOUSAL CONSENT

          I, the undersigned, being the spouse of Thomas Christopher, hereby acknowledge that I have read and understand the foregoing Investors Rights Agreement and I agree to be bound by the terms thereof.

                                        /s/ Barbara A. Christopher
                                        ----------------------------------------

                              COMMON HOLDERS:

                              C.J. BURGESS CO., INC.  (ALSO SIGNING IN THE
                              CAPACITY OF AN INVESTOR)


                              By:      /s/ Richard G. Benson Pres
                                       ----------------------------------

                              Address: 309 E. Main St
                                       ----------------------------------
                                       Canajoharie N.Y. 13317
                                       ----------------------------------


                              /s/ Vanessa Burgess
                              -------------------------------------------
                              Vanessa Burgess (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:___________________________________
                                      ___________________________________



                              /s/ Robert Camp
                              -------------------------------------------
                              Robert Camp (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:___________________________________
                                      ___________________________________


                              WARRANTHOLDERS:


                              /s/ Mark Masinter
                              -------------------------------------------
                              Mark Masinter (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:  The Harberg Masinter Company
                                        10,000 North Central Expressway
                                        Suite 1060
                                        Dallas, TX  75231

                              /s/ Joseph Harberg
                              -------------------------------------------
                              Joseph Harberg (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:  The Harberg Masinter Company
                                        10,000 North Central Expressway
                                        Suite 1060
                                        Dallas, TX  75231


                              /s/ Michael Beck
                              -------------------------------------------
                              Michael Beck (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:  The Harberg Masinter Company
                                        10,000 North Central Expressway
                                        Suite 1060
                                        Dallas, TX  75231


                              /s/ J. Eric Lawrence
                              -------------------------------------------
                              J. Eric Lawrence (ALSO SIGNING IN THE CAPACITY OF AN INVESTOR)

                              Address:  The Harberg Masinter Company
                                        10,000 North Central Expressway
                                        Suite 1060
                                        Dallas, TX  75231


                              /s/ K. Scott Johnson
                              -------------------------------------------
                              K. Scott Johnson

                              Address:  The Harberg Masinter Company
                                        10,000 North Central Expressway
                                        Suite 1060
                                        Dallas, TX  75231

                              INVESTORS:


                              /s/ Kathleen Wright
                              ----------------------------------
                              Kathleen Wright

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Debbie Crady
                              ----------------------------------
                              Debbie Crady

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Byrd Teague
                              ---------------------------------
                              Byrd Teague

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201



                              /s/ Amy K. Langston
                              ---------------------------------
                              Amy Langston

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201



                              /s/ George Howard
                              ---------------------------------
                              George Howard

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201

                              _________________________________
                              Ray Hemmig

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Don Neustadt
                              ---------------------------------
                              Don Neustadt

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Roger Todd Rankin
                              ---------------------------------
                              Roger Todd Rankin

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Laura Fagan
                              ---------------------------------
                              Laura Fagan

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              /s/ Marshall B. Payne
                              ---------------------------------
                              Marshall B. Payne

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201

                              SCOUT VENTURES

                              By:     /s/ Marshall B. Payne
                                      ----------------------------------------
                                      Marshall B. Payne

                              Address:  500 Crescent Court, Suite 250
                                        Dallas, TX  75201


                              /s/ E.W. Rose III
                              ------------------------------------------------
                              E.W. Rose III

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201

                              /s/ Eric Stroud
                              ------------------------------------------------
                              Eric Stroud

                              Address:  500 Crescent Court
                                        Suite 250
                                        Dallas, TX  75201


                              see above signature
                              ------------------------------------------------
                              Joe Harberg (ALSO SIGNING IN THE CAPACITY OF A WARRANTHOLDER)

                              Address:  2911 Turtle Creek Blvd.
                                        Suite 925
                                        Dallas, TX  75219


                              see above signature
                              ------------------------------------------------
                              J. Eric Lawrence (ALSO SIGNING IN THE CAPACITY OF A WARRANTHOLDER)

                              Address:  2911 Turtle Creek Blvd.
                                        Suite 925
                                        Dallas, TX  75219
                              see above signature
                              ------------------------------------------------
                              Mark Masinter (ALSO SIGNING IN THE CAPACITY OF A WARRANTHOLDER)

                              Address:  2911 Turtle Creek Blvd.
                                        Suite 925
                                        Dallas, TX  75219


                              BECK INVESTMENTS


                              By:       /s/ Michael R. Beck
                                        --------------------------------------
                                        Michael R. Beck,
                                        its General Partner

                              Address:  2911 Turtle Creek Blvd.
                                        Suite 925
                                        Dallas, TX  75219

                          WESTON PRESIDIO CAPITAL II, L.P.,
                          By: WESTON PRESIDIO CAPITAL
                              MANAGEMENT II, L.P.,

                          By: /s/ Michael P. Lazarus
                              ------------------------------------------------
                              Michael P. Lazarus
                              General Partner

                          Address:
                              343 Sansome Street, Suite 1210
                              San Francisco, CA  94104-1316
                              Attn:  Michael P. Lazarus


                          See above signature
                          ----------------------------------------------------
                          Thomas Christopher (ALSO SIGNING IN THE CAPACITY OF A FOUNDER)

                          Address: c/o Restoration Hardware
                              15 Koch Road, Suite J
                              Corte Madera, CA  94925

                          See above signature
                          ----------------------------------------------------
                          Robert Camp (ALSO SIGNING IN THE CAPACITY OF A COMMONHOLDER)

                          Address:RR #1
                              Box 202
                              North Hero, Vermont  05474

                          RS & CO. IV, L.P.
                          By: RS & Co. Venture Partners IV, L.P.,
                              its General Partner


                              By: /s/ Kathy Behrens
                                 ---------------------------------------------
                              General Partner
                              Authorized Signatory

                          Address: 555 California Street
                              San Francisco, CA  94104
                              Attention:  Molly Barger


                          BAYVIEW INVESTORS, LTD.
                          By: Robertson, Stephens & Company Private Equity
                              Group, L.L.C.,
                              its General Partner


                              By: /s/ Kathy Behrens
                                 --------------------------------------------
                              Authorized Signatory

                          Address: 555 California Street
                              San Francisco, CA  94104
                              Attention:  Molly Barger


                              /s/ Jeff Brotman
                          ---------------------------------------------------
                          Jeff Brotman

                          Address: __________________________________________
                                   __________________________________________
                                   __________________________________________

                          U.S. VENTURE PARTNERS IV, L.P.
                          By: Presidio Management Group IV, L.P.,
                              its General Partner


                              By: /s/ Dale J. Vogel
                                 --------------------------------------------
                                 Name:   Dale J. Vogel
                                 Title:  General Partner

                          Address:  U.S. Venture Partners
                              2180 Sand Hill Road, Suite 300
                              Menlo Park, California 94025
                              Attn:  Michael P. Maher

                          SECOND VENTURES II, L.P.
                          By: Presidio Management Group IV, L.P.,
                              its General Partner


                              By: /s/ Dale J. Vogel
                                 ---------------------------------------------
                                 Name:   Dale J. Vogel
                                 Title:  General Partner

                          Address:  U.S. Venture Partners
                              2180 Sand Hill Road, Suite 300
                              Menlo Park, California 94025
                              Attn:  Michael P. Maher

                          USVP ENTREPRENEUR PARTNERS II, L.P.
                          A Delaware Limited Partnership
                          By: Presidio Management Group IV, L.P.,
                              its General Partner


                              By: /s/ Dale J. Vogel
                                 ---------------------------------------------
                                 Name:   Dale J. Vogel
                                 Title:  General Partner

                          Address:  U.S. Venture Partners
                              2180 Sand Hill Road, Suite 300
                              Menlo Park, California 94025
                              Attn:  Michael P. Maher

                          2180 ASSOCIATES FUND


                          By: /s/ Michael P. Maher
                             -------------------------------------------------
                              Michael P. Maher, Attorney in Fact

                          Address:  U.S. Venture Partners
                              2180 Sand Hill Road, Suite 300
                              Menlo Park, California 94025
                              Attn:  Michael P. Maher



                             /s/ Jeff Westmont
                          ----------------------------------------------------
                          Jeff Westmont

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                             /s/ Marcia Aaron
                          ----------------------------------------------------
                          Marcia Aaron

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                             /s/ Mark Goodman
                          ----------------------------------------------------
                          Mark Goodman

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                             /s/ Peter B. Breck
                          ----------------------------------------------------
                          Peter Breck

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111

                          PRIVATE EQUITY INVESTORS III, L.P.

                          By: Rohit M. Desai Associates III, its General Partner


                          By:  /s/ Rohit M. Desai
                             -------------------------------------------------
                          Name:  Rohit M. Desai
                          Title: General Partner


                          EQUITY-LINKED INVESTORS-II

                          By: Rohit M. Desai Associates II, its General Partner


                          By:  /s/ Rohit M. Desai
                             -------------------------------------------------
                          Name:   Rohit M. Desai
                          Title:  General Partner



                          ____________________________________________________
                          John Berg


                          Address:  600 Montgomery Street
                               San Francisco, CA  94111



                          ____________________________________________________
                          Dave Smith


                          Address:  __________________________________________
                                 _____________________________________________
                                 _____________________________________________

                          PRIVATE EQUITY INVESTORS III, L.P.

                          By: Rohit M. Desai Associates III, its General Partner


                          By:
                             _________________________________________________
                          Name:  Rohit M. Desai
                          Title: General Partner


                          EQUITY-LINKED INVESTORS-II

                          By: Rohit M. Desai Associates II, its General Partner


                          By:
                             _________________________________________________
                          Name:   Rohit M. Desai
                          Title:  General Partner


                          BAYVIEW INVESTORS, LTD.

                          By: Robertson, Stephens & Company Private Equity Group, L.L.C. its General Partner


                          By: ________________________________________________
                          Name:
                          Title:  Managing Director



                             /s/ John Berg
                          ----------------------------------------------------
                          John Berg


                          Address:  600 Montgomery Street
                               San Francisco, CA  94111


                             /s/ Dave Smith
                          ----------------------------------------------------
                          Dave Smith

                                     B-39.

                              /s/ Jay Eastman
                          ----------------------------------------------------
                          Jay  Eastman

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                              /s/ Barb Herrington
                          ----------------------------------------------------
                          Barb Herrington

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                              /s/ Ed Fitzgerald
                          ----------------------------------------------------
                          Ed Fitzgerald

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111


                              /s/ Thomas Low
                          ----------------------------------------------------
                          Thomas Low

                          Address:  15 Koch Road, Suite J
                              Corte Madera, CA  94925


                          CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                          a CALIFORNIA LIMITED PARTNERSHIP

                          By: Chase Capital Partners, its General Partner



                          ____________________________________________________
                          By:  David L. Ferguson, a General Partner

                          Address:  380 Madison Avenue, 12th Floor
                                 New York, NY  10017
                                 Attention:  Chief Administrative Officer

                          ____________________________________________________
                          Jay  Eastman

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111



                          ____________________________________________________
                          Barb Herrington

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111



                          ____________________________________________________
                          Ed Fitzgerald

                          Address:  Alex. Brown & Sons Incorporated
                              101 California Street
                              San Francisco, CA 94111



                          ____________________________________________________
                          Thomas Low

                          Address:  15 Koch Road, Suite J
                              Corte Madera, CA  94925


                          CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                          By: Chase Capital Partners, its General Partner


                             /s/ David L. Ferguson
                          ----------------------------------------------------
                          By:  David L. Ferguson, a General Partner

                          Address:  380 Madison Avenue, 12th Floor
                                 New York, NY  10017
                                 Attention:  Chief Administrative Officer

                          /s/ Robert Grayson
                          ----------------------------------------------------
                          Robert Grayson


                          SPITFIRE CAPITAL PARTNERS, L.P.

                          By: MS SPITFIRE LLC,
                              a Delaware limited liability company
                              Its: General Partner


                          By: ________________________________________________
                          Name:  Derek Lemke-von Ammon
                          Title: Chairman

                                     B-40.

                                SPOUSAL CONSENT

          I, the undersigned, being the spouse of Robert Grayson, hereby acknowledge that I have read and understood the foregoing Investors Rights Agreement and I agree to be bound by the terms thereof.

                           /s/ Penelope K. Grayson
                          ----------------------------------------------------

                          ____________________________________________________
                          Robert Grayson


                          Address: ___________________________________________
                                ______________________________________________
                                ______________________________________________


                          SPITFIRE CAPITAL PARTNERS, L.P.

                          By: MS SPITFIRE LLC,
                              a Delaware limited liability company
                              Its: General Partner


                          By:   /s/ Derek Lemke-von Ammon
                          ----------------------------------------------------
                          Name:  Derek Lemke-von Ammon
                          Title: Chairman


                          Address: ___________________________________________
                                ______________________________________________
                                ______________________________________________

                          NATIO VIE DEVELOPMENT II


                          By:  /s/ D. Bellanger
                             -------------------------------------------------
                               D. Bellanger - Fund Manager


                          NATIO NOUVEAUX MARCHE EUROPE


                          By:  /s/ D. Bellanger
                             -------------------------------------------------
                               D. Bellanger - Fund Manager

                                     B-41.

                            /s/ Franklin Harberg, M.D.
                          ----------------------------------------------------
                          Franklin Harberg, M.D.

                          Address: ___________________________________________
                                ______________________________________________
                                ______________________________________________


                            /s/ Franklin Harberg, Jr.
                          ----------------------------------------------------
                          Franklin Harberg, Jr.

                          Address:


                            /s/ Aaron Kreisler
                          ----------------------------------------------------
                          Aaron Kreisler

                          Address: ___________________________________________
                                ______________________________________________
                                ______________________________________________



                            /s/  Franklin Harberg, Jr. Partner
                          ----------------------------------------------------
                          HLH McAllen Ventures

                          Address: ___________________________________________
                                ______________________________________________
                                ______________________________________________

                          SERIES D WARRANTHOLDER:



                          MONTGOMERY SECURITIES



                          By: /s/ Derek Lemke-von Ammon
                             -------------------------------------------------
                             Managing Director